OPT
OCEAN POWER TECHNOLOGIES
Making Waves In Power™

Nasdaq OPTT

Key Stats	
Share Price (October 2019)	$1.67
Market Capitalization (October 2019)	$9.6M
Cash, Cash Equivalents & Restricted Cash[1]	$13.5M
Debt	Zero Debt
TTM Revenues	~$800K
Fiscal Year	April 30th

Capitalization	
Total Shares Outstanding[1,2]	5,771,134
% Owned by Directors & Officers[3]	≤1%
Warrants Outstanding[1]	5,347,463
Options Outstanding	63,984

(1) As of July 31, 2019
(2) Excludes warrants and options outstanding
(3) As of FY19 Annual General Meeting of Shareholders October 25, 2019 Proxy Statement

Ocean Power Technologies – Who We Are

OPT is a provider of distributed offshore power equipment which provides persistent, reliable and economical power and communications for remote offshore topside and subsea applications in the Oil & Gas, Defense & Security, Science & Research Markets, and Communications Markets.

Why Invest in Ocean Power Technologies?

- Is the go-to solution provider for remote offshore power
- First-mover advantage with no near-term competition and a strong intellectual property portfolio
- Fully commercialized due to prior investments
- Revenue acceleration – four recent contracts, **including first PB3 PowerBuoy® sale**
- Stronger opportunity pipeline than ever before
- New products to be deployed that capture more of our addressable market
- Recent partnerships connecting us deeper in our markets
- Experienced and disciplined management
- Focused on environment and sustainability

Total Addressable Market


Communications
Wi-Fi & Cellular
Range extension/data relay/4G
$0.5B Market
Oil & Gas
10,000+ offshore oil & gas sites
Decommissioning
$2.5B Market
Science & Research
Data collection & communication
Monitor weather & sea life
$2.0B Market
Defense & Security
Early detection, maritime security
AUVs & Sonar
$3.5B Market

Current Customer Wins

Enel Green Power (Off Chilean Coast)

- First PB3 PowerBuoy® sale
- Includes development and supply of an integrated Open Sea Lab (OSL)

Premier Oil (North Sea)

- 9-month lease with extend option
- Includes purchase options
- Deployed in Central North Sea in August 2019

Eni S.p.A. (Adriatic Sea)

- 1.5-year lease with 1.5-year extend option
- Includes purchase option
- Deployed in Adriatic Sea

Large Oil & Gas Operator (Gulf of Mexico)

- Study completed
- Critical to subsea monitoring business

Investor Relations Contact: Matthew Abenante | ocean@plrinvest.com www.oceanpowertechnologies.com

OPT
OCEAN POWER TECHNOLOGIES
Making Waves In Power™

Nasdaq OPTT

Fully Commercial Products & Services

We Do What Others Can't

PB3 PowerBuoy®



- Long Deployments
- Persistent Power
- Low Maintenance
- Renewable

Support Services
- Customization
- Packaged Options
- Engineering/Design
- Innovation/Testing
- Marine Services

PowerBuoy® Value Proposition
- Savings by eliminating vessels
- Increased safety
- Faster operational decision making
- Sustainability
- Flexibility

Products & Services Under Development

Hybrid PowerBuoy®



- Shorter Deployments
- High Energy Storage
- Low Maintenance
- Modular / Scalable

Subsea Battery Solutions



- Shorter Deployments
- Low Maintenance
- Complements PowerBuoy®

Anchorless PowerBuoy®



- Advanced Design
- Self Propelled
- Quick Deploy
- Defense Focus

Integrated Mooring



- Combined power and comms
- Quick installation

Strong Fundamentals

Significant recent milestones –
- PB3 PowerBuoy® Sale to EGP
- PB3 PowerBuoy® Deployment for Premier Oil
- Saab Seaeye Partnership

No near-term competition in a huge addressable market with a niche product and unique value proposition

Reputable brand – Approached by large corporations and nations looking to bolster their communications, security and clean energy

Strong and expanding IP portfolio including over 60 patents with additional patents pending

Recent Press Releases

10/25/19	OPT Enters into $10M Common Stock Purchase Agreement with Aspire Capital Fund
09/19/19	OPT Announces PB3 PowerBuoy® Sale and Pioneering Turn-Key Ocean Sea Lab Development
08/22/19	OPT Announces the Successful North Sea Deployment of the PB3 PowerBuoy® for Premier Oil
06/20/19	OPT Receives U.S. Patent for its Power Take-Off System for use with Wave Energy Conversion Buoys
04/03/19	OPT Wins Contract with Leading Oil & Gas Operator
03/12/19	OPT Signs Master Service Contract with a Leading Offshore Oil and Gas Operator